UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2019

Univar Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37443	26-1251958
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

3075 Highland Parkway, Suite 200 Downers Grove, IL 60515
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (331) 777-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition
On February 8, 2019, Univar Inc. (the “Company”) announced its consolidated financial results for the fourth quarter and year ended December 31, 2018. A copy of the Company’s presentation is furnished herewith on Form 8-K as Exhibit 99.1. The information contained in Item 2.02, including Exhibit 99.1, of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and it will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure
Attached as Exhibit 99.3 and incorporated by reference herein is a copy of Univar Inc.'s press release dated March 4, 2019.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

99.1	Univar Inc. Fiscal Fourth Quarter 2018 Earnings Presentation, dated March 4, 2019
99.2	Univar Inc. Press Release dated February 8, 2019, incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Univar Inc., filed on February 8, 2019
99.3	Univar Inc. Press Release dated March 4, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2019	Univar Inc.

	By:	/s/ Jeffrey W. Carr
	Name:	Jeffrey W. Carr
	Title:	Senior Vice President, General Counsel and Secretary